UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  June 18, 2007
                  --------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)

                               ZYMOGENETICS, INC.
               (Exact Name of Registrant as Specified in Charter)

         Washington                   000-33489                 91-1144498
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(State or Other Jurisdiction     (Commission File No.)        (IRS Employer
        of Incorporation)                                   Identification No.)

            1201 Eastlake Avenue East, Seattle, Washington 98102-3702
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          (Address of Principal Executive Offices, including Zip Code)

                                 (206) 442-6600
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into Material Definitive Agreement.

On June 18, 2007, ZymoGenetics, Inc. entered into a multi-year, global license and collaboration agreement with Bayer Schering Pharma A.G. and a multi-year U.S. co-promotion agreement with a Bayer Schering affiliate, Bayer Healthcare LLC, to help maximize the potential of ZymoGenetics' most advanced product candidate, recombinant human thrombin (rThrombin). The agreements, among other things, provide that Bayer Schering will commercialize rThrombin outside the United States and will pay ZymoGenetics an upfront payment plus potential milestone payments and royalties beginning upon approval of rThrombin in the United States and Bayer Healthcare will co-promote certain ZymoGenetics' rThrombin products in the United States for the first three years following product launch and receive certain sales commissions and potential sales-based milestone bonuses. The company's press release issued June 19, 2007 relating to the agreements is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01.    Financial Statements and Exhibits.

         (d)   99.1       Press Release dated June 19, 2007

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ZYMOGENETICS, INC.


Dated: June 22, 2007                    By /s/ James A. Johnson
                                           ---------------------------------
                                           James A. Johnson
                                           Senior Vice President,
                                           Chief Financial Officer
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                                  Exhibit Index

            99.1     Press Release issued June 19, 2007